UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2006

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	005-79915	33-0599368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5880 Pacific Center Blvd., San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

InfoSonics Corporation’s Chief Executive Officer Joseph Ram, and Chief Financial Officer Jeffrey Klausner, will be presenting at Montgomery & Co.’s technology conference to be held on March 14-15, 2006, at the Fairmont Miramar Hotel in Santa Monica, CA.  The Company’s presentation is scheduled for 11:30 a.m. Pacific Time on Wednesday, March 15, 2006.  On March 1, 2006, the Company issued a press release announcing this conference presentation.

InfoSonics Corporation’s investor contacts are Jeffrey Klausner, Chief Financial Officer (858-373-1600), and John Mills or Allyson Pooley, Integrated Corporate Relations (310) 395-2215.

A copy of the press release regarding the presentation is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report on Form 8-K, including the exhibit(s), shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release announcing the Presentation to Montgomery & Co. Technology Conference on March 15, 2006

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner
Chief Financial Officer

Dated:        March 1, 2006

EXHIBIT INDEX

99.1	Press Release announcing the Presentation to Montgomery & Co. Technology Conference on March 15, 2006